EXHIBIT  23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to our Firm as expert in accounting and auditing in this Registration Statement (Amendment 2 to the Form SB-2) of NeWave, Inc. to be filed with the Securities and Exchange Commission.



/s/  Rose  Snyder  &  Jacobs
------------------------
Rose,  Snyder  &  Jacobs
A  Corporation  of  Certified  Public  Accountants

Encino,  California
January  19,  2005